Washington Federal, Inc.
Fact Sheet
December 31, 2014
($ in Thousands)

Exhibit 99.2
	6/14 QTR		9/14 QTR		12/14 QTR

Loan Loss Reserve - Total	$114,150		$115,257		$110,598
General and Specific Allowance	$114,150		$112,347		$108,700
Commitments Reserve	—		2,910		1,898
Allowance as a % of Gross Loans	1.35%		1.33%		1.26%

Regulatory Capital Ratios (excludes holding co.)
Tangible	1,652,787	11.58%	1,658,704	11.46%	1,622,086	11.33%
Tier 1 Risk Based	1,652,787	23.14%	1,658,704	22.85%	1,622,086	21.9%
Risk Based	1,743,057	24.41%	1,750,179	24.11%	1,715,440	23.16%

	6/14 QTR	6/14 YTD	9/14 QTR	9/14 YTD	12/14 QTR	12/14 YTD
Loan Originations - Total	$596,623	$1,507,369	$664,646	$2,172,015	$578,988	$578,988
Single-Family Residential	176,218	476,301	220,698	696,999	167,299	167,299
Construction - Speculative	37,365	116,492	54,047	170,539	50,158	50,158
Construction - Custom	83,040	242,699	116,374	359,073	88,398	88,398
Land - Acquisition & Development	23,377	45,139	8,821	53,960	16,567	16,567
Land - Consumer Lot Loans	3,024	7,227	5,214	12,441	2,604	2,604
Multi-Family	77,546	189,209	50,143	239,352	62,281	62,281
Commercial Real Estate	87,503	165,752	92,615	258,367	59,840	59,840
Commercial & Industrial	93,820	228,645	104,226	332,871	114,787	114,787
HELOC	14,323	34,890	12,164	47,054	16,270	16,270
Consumer	407	1,015	344	1,359	784	784

Purchased Loans (including acquisitions)	$98,741	$199,552	$11,675	$211,227	$46,831	$46,831

Net Loan Fee and Discount Accretion	$7,635	$19,910	$7,938	$27,848	$7,721	$7,721

Washington Federal, Inc.
Fact Sheet
December 31, 2014
($ in Thousands)

	6/14 QTR	6/14 YTD	9/14 QTR	9/14 YTD	12/14 QTR	12/14 YTD
Repayments
Loans	$454,107	$1,331,318	$495,997	$1,827,315	$516,926	$516,926
MBS	92,610	234,412	118,006	352,418	101,494	101,494

MBS Premium Amortization	$2,367	$6,013	$2,756	$8,769	$2,397	$2,397

Efficiency
Operating Expenses/Average Assets	1.47%	1.41%	1.47%	1.43%	1.46%	1.46
Efficiency Ratio	47.86	46.31	48.05	46.76	49.83	49.83
Amortization of Intangibles	$1,052	$2,601	$1,074	$3,675	$1,024	$1,024

EOP Numbers
Shares Issued and Outstanding	100,296,268		98,404,705		97,556,077

Share repurchase information
Remaining shares auth. for repurchase	6,924,634	6,924,634	5,042,434	5,042,434	3,926,287	3,926,287
Shares repurchased	1,500,000	2,948,200	1,882,200	4,830,400	1,116,147	1,116,147
Average share repurchase price	$21.64	$21.79	$21.28	$21.59	$21.79	$21.79

Washington Federal, Inc.
Fact Sheet
December 31, 2014
($ in Thousands)

Tangible Common Book Value	6/14 QTR	9/14 QTR	12/14 QTR
$ Amount	$1,686,652	$1,673,974	$1,679,454
Per Share	16.82	17.01	17.22

# of Employees	1,948	1,909	1,862
Tax Rate - Going Forward	35.75%	35.75%	35.75%

Investments
Available-for-sale:
Agency MBS	$1,771,369	$1,683,425	$1,588,647
Other	1,331,652	1,366,017	1,306,409
	$3,103,021	$3,049,442	$2,895,056
Held-to-maturity:
Agency MBS	$1,583,853	$1,548,265	$1,516,219
Other	—	—	—
	$1,583,853	$1,548,265	$1,516,219

Washington Federal, Inc.
Fact Sheet
December 31, 2014
($ in Thousands)

	AS OF 6/30/14		AS OF 9/30/14		AS OF 12/31/14
Gross Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,479,111	64.9%	$5,572,244	64.3%	$5,619,697	63.9%
Construction - Speculative	126,926	1.5	140,060	1.6	152,450	1.7
Construction - Custom	372,789	4.4	385,824	4.5	377,561	4.3
Land - Acquisition & Development	91,058	1.1	80,359	0.9	86,405	1.0
Land - Consumer Lot Loans	114,573	1.4	111,130	1.3	106,987	1.2
Multi-Family	896,799	10.6	920,285	10.6	980,706	11.2
Commercial Real Estate	693,421	8.2	752,957	8.7	749,855	8.5
Commercial & Industrial	398,181	4.7	434,088	5.0	453,417	5.2
HELOC	136,304	1.6	134,455	1.6	134,998	1.5
Consumer	138,547	1.6	138,315	1.6	131,352	1.5
	8,447,709	100.0%	8,669,717	100.0%	8,793,428	100.0%
Less:
ALL	114,150		112,347		108,700
Loans in Process	303,084		346,172		370,655
Discount on Acquired Loans	28,480		25,391		22,535
Deferred Net Origination Fees	36,041		37,485		37,621
Sub-Total	481,755		521,395		539,511
	$7,965,954		$8,148,322		$8,253,917

Net Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,392,794	67.7%	$5,481,766	67.3%	$5,534,420	67.1%
Construction - Speculative	78,359	1.0	79,687	1.0	89,843	1.1
Construction - Custom	198,207	2.5	188,735	2.3	189,248	2.3
Land - Acquisition & Development	67,359	0.8	64,367	0.8	65,507	0.8
Land - Consumer Lot Loans	110,894	1.4	107,291	1.3	103,148	1.2
Multi-Family	863,747	10.8	886,676	10.9	900,292	10.9
Commercial Real Estate	619,228	7.8	664,336	8.2	689,672	8.4
Commercial & Industrial	369,763	4.6	410,285	5.0	421,613	5.1
HELOC	132,766	1.7	131,153	1.6	132,188	1.6
Consumer	132,838	1.7	134,027	1.6	127,986	1.6
	$7,965,954	100.0%	$8,148,322	100.0%	$8,253,917	100.0%
* Excludes covered loans

Washington Federal, Inc.
Fact Sheet
December 31, 2014
($ in Thousands)

	AS OF 6/30/14			AS OF 9/30/14			AS OF 12/31/14
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
WA	$4,930,348	45.8%	82	$4,978,005	46.4%	81	$4,910,659	46.4%	81
ID	817,259	7.6	28	810,841	7.6	27	796,119	7.5	26
OR	2,002,383	18.6	49	2,008,862	18.7	49	1,987,015	18.8	49
UT	314,247	2.9	10	309,062	2.9	10	303,516	2.9	10
NV	377,464	3.5	14	362,887	3.4	14	357,952	3.4	11
TX	105,292	1.0	5	92,260	0.9	5	87,937	0.8	5
AZ	1,316,324	12.2	36	1,275,153	11.9	36	1,260,182	11.9	36
NM	902,363	8.4	29	879,858	8.2	29	875,473	8.3	29
Total	$10,765,680	100.0%	253	$10,716,928	100.0%	251	$10,578,853	100.0%	247

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$818,273	7.6%		$883,601	8.2%		$870,981	8.2%
NOW (interest)	1,378,379	12.8		1,447,569	13.5		1,436,922	13.6
Savings (passbook/stmt)	620,414	5.8		622,546	5.8		640,731	6.1
Money Market	2,498,714	23.2		2,536,971	23.7		2,515,564	23.8
CD's	5,449,900	50.6		5,226,241	48.8		5,114,655	48.3
Total	$10,765,680	100.0%		$10,716,928	100.0%		$10,578,853	100.0%

Deposits greater than $250,000 - EOP	$1,776,322			$1,887,216			$1,838,690

Washington Federal, Inc.
Fact Sheet
December 31, 2014
($ in Thousands)

	AS OF 6/30/14		AS OF 9/30/14		AS OF 12/31/14
Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans:
Single-Family Residential	$78,317	83.1%	$74,067	84.7%	$74,415	75.7%
Construction - Speculative	1,966	2.1	1,477	1.7	1,329	1.4
Construction - Custom	143	0.2	—	—	—	—
Land - Acquisition & Development	2,295	2.4	811	0.9	—	—
Land - Consumer Lot Loans	1,879	2.0	2,637	3.0	2,260	2.3
Multi-Family	2,103	2.2	1,742	2.0	1,019	1.0
Commercial Real Estate	5,442	5.8	5,106	5.8	15,970	16.2
Commercial & Industrial	516	0.5	7	—	673	0.7
HELOC	970	1.0	795	0.9	1,454	1.5
Consumer	595	0.6	789	0.9	1,233	1.3
Total non-accrual loans	94,226	100.0%	87,431	100.0%	98,353	100.0%
Total REO	57,352		55,072		61,970
Total REHI	10,779		4,808		3,994
Total non-performing assets	$162,357		$147,311		$164,317

Total non-performing assets as a
% of total assets	1.10%		1.00%		1.13%

Washington Federal, Inc.
Fact Sheet
December 31, 2014
($ in Thousands)

	6/14 QTR		9/14 QTR		12/14 QTR
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$333,814	86.1	$323,732	86.4	$304,784	86.6
Construction - Speculative	8,554	2.2	7,360	2.0	6,651	1.9
Construction - Custom	1,196	0.3	—	—	—	—
Land - Acquisition & Development	5,092	1.3	4,737	1.3	4,238	1.2
Land - Consumer Lot Loans	12,922	3.3	13,002	3.5	12,528	3.6
Multi-Family	5,266	1.4	5,243	1.4	4,141	1.2
Commercial Real Estate	19,292	5.0	19,140	5.1	18,028	5.1
Commercial & Industrial	23	—	—	—	—	—
HELOC	1,198	0.3	1,486	0.4	1,486	0.4
Consumer	236	0.1	43	—	126	—
Total restructured loans (2)	$387,593	100.0%	$374,743	100.0%	$351,982	100.0%

(2) Restructured loans were as follows:
Performing	$361,918	93.4%	$350,653	93.6%	$333,854	94.8%
Non-performing*	25,675	6.6	24,090	6.4	18,128	5.2
* Included in "Total non-accrual loans" above	$387,593	100.0%	$374,743	100.0%	$351,982	100.0%

Washington Federal, Inc.
Fact Sheet
December 31, 2014
($ in Thousands)

	6/14 QTR		9/14 QTR		12/14 QTR
	AMOUNT	CO %**	AMOUNT	CO %**	AMOUNT	CO %**
Net Charge-offs by Category
Single-Family Residential	$(2,186)	(0.16)%	$(833)	(0.06)%	$(859)	(0.06)%
Construction - Speculative	(2)	(0.01)	11	0.03	388	1.02
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	(85)	(0.37)	(2,248)	(11.19)	37	0.17
Land - Consumer Lot Loans	86	0.30	99	0.36	35	0.13
Multi-Family	—	—	—	—	(220)	(0.09)
Commercial Real Estate	8	—	(9)	—	(1)	—
Commercial & Industrial	33	0.03	(1,670)	(1.54)	(34)	(0.03)
HELOC	18	0.05	30	0.09	—	—
Consumer	(91)	(0.26)	13	0.04	(187)	(0.57)
Total net charge-offs	$(2,219)	(0.11)%	$(4,607)	(0.21)%	$(841)	(0.04)%
** Annualized Net Charge-offs divided by Gross Balance

SOP 03-3
Accretable Yield	$104,239		$97,221		$89,743
Non-Accretable Yield	179,694		179,343		179,343
Total Contractual Payments	$283,933		$276,564		$269,086

Interest Rate Risk
One Year GAP		(10.6)%		(11.3)%		(11.0)%
NPV post 200 bps shock*		16.32%		15.68%		16.56%
Change in NII after 200 bps shock*		(0.5)%		(1.5)%		(1.4)%
* Assumes no balance sheet management

CD's Repricing	Amount	Rate	Amount	Rate	Amount	Rate
Within 3 months	$986,727	0.51%	$1,286,768	0.60%	$1,207,396	0.63%
From 4 to 6 months	1,233,943	0.62	856,397	0.60%	856,224	0.61%
From 7 to 9 months	520,909	0.82	669,532	0.88%	500,584	0.63%
From 10 to 12 months	637,091	0.92	514,198	0.81%	539,262	0.68%

Washington Federal, Inc.
Fact Sheet
December 31, 2014
($ in Thousands)

Historical CPR Rates ***
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

12/31/2012	25.0	18.2
3/31/2013	24.0	21.7
6/30/2013	26.8	17.4
9/30/2013	21.4	15.9
12/31/2013	13.5	8.7
3/31/2014	10.1	8.5
6/30/2014	13.8	10.6
9/30/2014	14.6	13.4
12/31/2014	15.9	12.1

*** The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period. Also, the comparison is not precise in that Washington Federal is a portfolio lender and not required to follow GSE servicing rules/regulations.

Washington Federal, Inc.
Fact Sheet
December 31, 2014
Delinquency Summary (excludes covered loans)
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

December 31, 2014
Single-Family Residential	28,741	195	$5,617,403	104	43	283	430	1.50%	$87,341	1.55%
Construction - Speculative	524	182	95,367	1	—	—	1	0.19%	168	0.18%
Construction - Custom	799	240	191,787	3	1	—	4	0.50%	117	0.06%
Land - Acquisition & Development	130	560	72,752	1	—	—	1	0.77%	2,339	3.22%
Land - Consumer Lot Loans	1,295	83	106,939	11	3	25	39	3.01%	4,614	4.31%
Multi-Family	980	928	909,249	—	—	4	4	0.41%	763	0.08%
Commercial Real Estate	886	804	712,154	6	2	9	17	1.92%	22,703	3.19%
Commercial & Industrial	1,091	413	450,675	4	—	4	8	0.73%	1,537	0.34%
HELOC	2,071	65	135,093	4	2	10	16	0.77%	1,642	1.22%
Consumer	6,464	20	131,352	132	46	65	243	3.76%	2,252	1.71%
	42,981	196	$8,422,772	266	97	400	763	1.78%	$123,476	1.47%

September 30, 2014
Single-Family Residential	28,886	193	$5,569,794	99	52	295	446	1.54%	$90,538	1.63%
Construction - Speculative	476	183	87,035	—	—	—	—	—%	—	—%
Construction - Custom	811	237	192,098	4	—	—	4	0.49%	836	0.44%
Land - Acquisition & Development	129	547	70,552	1	—	—	1	0.78%	155	0.22%
Land - Consumer Lot Loans	1,320	84	111,091	13	5	21	39	2.95%	4,388	3.95%
Multi-Family	989	905	895,195	1	1	3	5	0.51%	824	0.09%
Commercial Real Estate	896	771	690,881	3	3	9	15	1.67%	18,811	2.72%
Commercial & Industrial	1,049	414	434,032	4	3	2	9	0.86%	1,485	0.34%
HELOC	2,043	66	134,456	5	3	8	16	0.78%	1,497	1.11%
Consumer	6,970	20	138,411	131	59	64	254	3.64%	1,731	1.25%
	43,569	191	$8,323,545	261	126	402	789	1.81%	$120,265	1.44%

June 30, 2014
Single-Family Residential	28,799	190	$5,476,709	121	77	292	490	1.70%	$97,150	1.77%
Construction - Speculative	437	195	85,412	1	—	2	3	0.69%	777	0.91%
Construction - Custom	797	253	201,475	1	—	1	2	0.25%	187	0.09%
Land - Acquisition & Development	125	600	74,979	1	—	4	5	4.00%	2,464	3.29%
Land - Consumer Lot Loans	1,365	84	114,511	10	1	17	28	2.05%	3,269	2.85%
Multi-Family	993	878	872,026	5	1	3	9	0.91%	3,450	0.40%
Commercial Real Estate	918	704	646,396	1	—	9	10	1.09%	3,056	0.47%
Commercial & Industrial	1,082	368	398,171	6	—	3	9	0.83%	743	0.19%
HELOC	2,003	68	136,304	4	3	8	15	0.75%	1,754	1.29%
Consumer	7,552	18	138,641	148	69	75	292	3.87%	2,160	1.56%
	44,071	185	$8,144,625	298	151	414	863	1.96%	$115,008	1.41%

Washington Federal, Inc.
Fact Sheet
December 31, 2014
Average Balance Sheet
($ in Thousands)

	Quarters Ended
	June 30, 2014			September 30, 2014			December 31, 2014
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans and covered loans	$8,040,818	$108,089	5.39%	$8,208,948	$109,200	5.28%	$8,367,285	$108,293	5.13%
Mortgage-backed securities	3,341,969	20,507	2.46	3,306,826	19,313	2.32	3,191,365	19,175	2.38
Cash & Investments	2,011,154	6,003	1.20	2,088,492	6,196	1.18	1,876,824	5,415	1.14
FHLB & FRB Stock	166,522	412	0.99	162,282	368	0.90	158,194	401	1.01

Total interest-earning assets	13,560,464	135,011	3.99%	13,766,548	135,077	3.89%	13,593,668	133,284	3.89%
Other assets	988,917			1,032,575			1,062,770

Total assets	$14,549,381			$14,799,123			$14,656,438

Liabilities and Equity
Customer accounts	10,608,318	14,239	0.54%	10,801,665	14,007	0.51%	10,680,974	13,445	0.5%
FHLB advances	1,930,000	17,493	3.64	1,930,000	17,676	3.63	1,920,217	17,656	3.65
Other borrowings	—	—	—	—	—	—	—	—	—

Total interest-bearing liabilities	12,538,318	31,732	1.02%	12,731,665	31,683	0.99%	12,601,191	31,101	0.98%
Other liabilities	26,278			86,969			95,026

Total liabilities	12,564,596			12,818,634			12,696,217
Stockholders’ equity	1,984,785			1,980,489			1,960,221

Total liabilities and equity	$14,549,381			$14,799,123			$14,656,438

Net interest income		$103,279			$103,394			$102,183

Net interest margin (1)			3.05%			3.00%			3.01%

(1)	Annualized net interest income divided by average interest-earning assets